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                                                                     EXHIBIT 23
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INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in Registration
Statements No. 33-51727, No. 33-51729, No. 2-93984 and No. 33-2117
of National Auto Credit, Inc. on Form S-8 and Registration
Statement No. 33-58579 of National Auto Credit, Inc. on Form S-3 of our report dated March 6, 1997, appearing in this Annual Report on Form 10-K of National Auto Credit, Inc. for the year ended January
31, 1997.

/s/ Deloitte & Touche LLP

Cleveland, Ohio
April 24, 1997

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